UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2019

Mohawk Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mohawk Group Holdings, Inc.

37 East 18th Street, 7th Floor

New York, NY 10003

(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681

(Registrant’s telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	MWK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Amendment and Restatement of Certificate of Incorporation

As previously disclosed in the Registration Statement on Form S-1 (File No. 333-231381), as amended (the “Registration Statement”), of Mohawk Group Holdings, Inc. (the “Company”), on June 14, 2019, the Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of its common stock (the “Initial Public Offering”). The Company’s Board of Directors (the “Board”) and the Company’s stockholders previously approved the Restated Certificate to be effective immediately prior to the closing of the Initial Public Offering.

Amendment and Restatement of Bylaws

In addition, as previously disclosed in the Registration Statement, on June 14, 2019, the Company adopted Amended and Restated Bylaws (the “Restated Bylaws”) in connection with the closing of the Initial Public Offering. The Board and the Company’s stockholders previously approved the Restated Bylaws to be effective upon the closing of the Initial Public Offering.

Please see the description of the Restated Certificate and the Restated Bylaws in the sections entitled “Risk Factors” and “Description of Capital Stock” in the final prospectus filed by the Company with the Securities and Exchange Commission on June 12, 2019 pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement. The foregoing descriptions of the Restated Certificate and the Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Certificate and the Restated Bylaws filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 8.01. Other Events.

On June 14, 2019, the Company completed the Initial Public Offering of 3,600,000 shares of its common stock at a price to the public of $10.00 per share for gross proceeds to the Company of $36.0 million.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of Mohawk Group Holdings, Inc.

3.2	Amended and Restated Bylaws of Mohawk Group Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHAWK GROUP HOLDINGS, INC.

Date: June 14, 2019	By:	/s/ Yaniv Sarig
Yaniv Sarig
President and Chief Executive Officer